UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: June 19, 2018

(Date of earliest event reported)

Cotiviti Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37787	46-0595918
(Commission File Number)	(IRS Employer Identification No.)

One Glenlake Parkway
Suite 1400
Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

(770) 379-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 — Other Events

Agreement and Plan of Merger

On June 19, 2018, Cotiviti Holdings, Inc., a Delaware corporation (“Cotiviti”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Verscend Technologies, Inc., a Delaware corporation (“Parent”), and Rey Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Cotiviti (the “Merger”), with Cotiviti continuing as the surviving corporation and a wholly owned subsidiary of Parent. A copy of the press release containing the announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed merger, Cotiviti plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. Cotiviti may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by Cotiviti with the SEC. BEFORE MAKING ANY VOTING DECISION, COTIVITI’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY COTIVITI WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents Cotiviti files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. Cotiviti makes available free of charge at www.Cotiviti.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Cotiviti and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Cotiviti’s stockholders in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of Cotiviti’s directors and officers in Cotiviti’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 22, 2018 and its definitive proxy statement for the 2018 annual meeting of stockholders, which was filed with the SEC on April 12, 2018. To the extent the holdings of Cotiviti securities by Cotiviti’s directors and executive officers have changed since the amounts set forth in Cotiviti’s proxy statement for its 2018 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Cotiviti’s website at www.Cotiviti.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this press release are forward-looking statements. Forward-looking statements give Cotiviti’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “will,” “may,” “could,” “continue,” “likely,” “should,” and other words.

The forward-looking statements contained in this press release, including without limitation statements regarding anticipated benefits and effects of the anticipated merger of Cotiviti and Verscend, delivering compelling value for shareholders, proposed end-to-end solutions of the combined company, and opportunities for expansion, are based on assumptions that Cotiviti has made in light of its industry experience and its perceptions of historical trends, current conditions, expected future developments and other factors that Cotiviti believes are appropriate under the circumstances. These statements are not guarantees of performance or results. These assumptions and Cotiviti’s future performance or results involve risks and uncertainties (many of which are beyond our control). Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risk that the transaction will not close in the timeframe expected, or at all, the risk that the expected benefits and effects of the transaction will not be achieved, effects of regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: system interruptions or failures, including cyber-security breaches, identity theft or other disruptions that could compromise Cotiviti’s information; Cotiviti’s inability to successfully leverage its existing client base by expanding the volume of claims reviewed and cross-selling additional solutions; Cotiviti’s clients declining to renew their agreements with Cotiviti or renewing at lower performance fee levels; Cotiviti’s  failure to innovate and develop new solutions for its clients; delays in implementing solutions; Cotiviti’s failure to maintain or upgrade its operational platforms; inability to develop new clients; improvements to healthcare claims and retail billing processes reducing the demand for Cotiviti’s solutions or rendering its solutions unnecessary; loss of a large client; early termination provisions in Cotiviti’s contracts; Cotiviti’s failure to accurately estimate the factors upon which it bases its contract pricing; Cotiviti’s inability to manage its relationships with information suppliers, software vendors or utility providers; Cotiviti’s inability to protect its intellectual property rights, proprietary technology, information, processes and know-how; Cotiviti’s inability to execute its business plans including its inability to manage its growth; Cotiviti’s inability to successfully integrate and realize synergies from any future acquisitions or strategic partnerships; Cotiviti’s inability to realize the book value of intangible assets; Cotiviti’s being required to pay significant refunds to CMS under its Medicare RAC contracts or significant changes to the Medicare RAC program; declines in contracts awarded through competitive bidding or Cotiviti’s inability to re-procure contracts through the competitive bidding process; Cotiviti’s success in attracting and retaining qualified employees and key personnel; Cotiviti’s inability to expand its retail business; fluctuations in Cotiviti’s results of operations; Cotiviti’s failure to maintain effective internal controls; litigation, regulatory or dispute resolution proceedings, including claims or proceedings related to intellectual property infringements or claims not covered by insurance; healthcare spending fluctuations; consolidation among healthcare payers or retailers; slow development of the healthcare payment accuracy market; negative publicity concerning the healthcare payment industry or patient confidentiality and privacy; significant competition for Cotiviti’s solutions; risks associated with international operations; general economic, political and market forces and dislocations beyond Cotiviti’s control; variations in Cotiviti’s revenue between reporting periods due to timing issues; Cotiviti’s failure to comply with applicable federal, state, local and international privacy, security and data laws, regulations and standards; changes in regulations governing healthcare administration and policies, including governmental restrictions on the outsourcing of functions such as those that Cotiviti provides; changes in tax laws and rules or in their interpretation or enforcement; the timing and magnitude of shares purchased under Cotiviti’s share repurchase program; risks related to Cotiviti’s substantial indebtedness and holding company structure; volatility in bank and capital markets; provisions in Cotiviti’s amended and restated certificate of incorporation, and the other important factors discussed under the caption “Risk Factors” in Cotiviti’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 22, 2018, along with its other reports filed with the SEC. Additional factors or events that could cause Cotiviti’s actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for Cotiviti to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of its assumptions prove incorrect, Cotiviti’s actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

Any forward-looking statement made in this press release speaks only as of the date on which it is made. Cotiviti undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTIVITI HOLDINGS, INC.

	By:	/s/ JONATHAN OLEFSON
Name: Jonathan Olefson
Title: Senior Vice President, General Counsel and Secretary

Date: June 19, 2018